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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2003

Huntsman International LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-85141 (Commission File Number)	87-0630358 (IRS Employer Identification No.)

500 Huntsman Way Salt Lake City, Utah (Address of principal executive offices)	84108 (Zip Code)

Registrant's telephone number, including area code: (801) 584-5700

Not applicable
(Former name or former address, if changed since last report)

EXPLANATORY NOTE

        This Form 8-K/A amends "Item 12. Results of Operations and Financial Condition" contained in the Current Report on Form 8-K filed by Huntsman International LLC on November 10, 2003 (the "prior Form 8-K"). Pursuant to Rule 12b-15 of the General Regulations under the Securities Exchange Act of 1934, this Form 8-K/A amends the prior Form 8-K to correct two typographical errors contained in the table captioned "Huntsman International Holdings LLC" under the heading "Nine Months Ended Sept 30, 2003" on the lines "Gross profit" and "Operating income" on page 13 of the earnings press release furnished as Exhibit 99.1 to the prior Form 8-K.

Item 12. Results of Operations and Financial Condition.

        Furnished herewith as Exhibit 99.1 is the corrected earnings press release for the three months ended September 30, 2003 of Huntsman International LLC and certain affiliated companies.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN INTERNATIONAL LLC
/s/ J. KIMO ESPLIN J. KIMO ESPLIN Executive Vice President and Chief Financial Officer

Dated: November 10, 2003

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Corrected press release dated November 10, 2003

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EXPLANATORY NOTE
  Item 12. Results of Operations and Financial Condition.
SIGNATURES
INDEX TO EXHIBITS